CURRENT REPORT FOR ISSUERS SUBJECT TO THE
1934 ACT REPORTING REQUIREMENTS

FORM 8-K

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

September 30, 2008
Date of Report
 (Date of Earliest Event Reported)

Tianyin Pharmaceutical Co, Inc.
 (Exact name of registrant as specified in its charter)

Delaware	000-52236	20-4857782
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11th Floor, South Tower, Jinjiang Times Garden
107 Jin Li Road West
Chengdu , P. R. China, 610072
 (Address of principal executive offices (zip code))

+0086-028-86154737
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a - 12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

Section 3 – Securities and Trading Markets

Item 3.01: Transfer of Listing

On September 24, 2008, we issued a press release to announce that our common shares have been approved for listing on the American Stock Exchange.  We are filing this Report to disclose that as of October 1, 2008, our common stock shall no longer be trading on the Over the Counter Bulletin Board, but rather will be trading on the AMEX under the ticker symbol TPI.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIANYIN PHARMACEUTICAL CO., INC.

By:   /s/  Dr. Guoqing Jiang
      Name:  Dr. Guoqing Jiang
      Title:   Chairman and Chief Executive Officer

Dated:  September 30, 2008